Exhibit 99.3 Second Quarter and Year-to-Date 2019 Financial Results July 25, 2019

Forward-Looking Statements Statements contained in this presentation about future performance, including, without limitation, operating results, capital expenditures, rate base growth, dividend policy, financial outlook, and other statements that are not purely historical, are forward-looking statements. These forward-looking statements reflect our current expectations; however, such statements involve risks and uncertainties. Actual results could differ materially from current expectations. These forward-looking statements represent our expectations only as of the date of this presentation, and Edison International assumes no duty to update them to reflect new information, events or circumstances. Important factors that could cause different results include, but are not limited to the: • ability of SCE to recover its costs through regulated rates, including costs related to uninsured wildfire-related and mudslide-related liabilities and capital spending incurred prior to formal regulatory approval; • ability to obtain sufficient insurance at a reasonable cost, including insurance relating to SCE's nuclear facilities and wildfire-related claims, and to recover the costs of such insurance or, in the event liabilities exceed insured amounts, the ability to recover uninsured losses from customers or other parties; • risks associated with AB 1054 effectively mitigating the significant risk faced by California investor-owned utilities related to liability for damages arising from catastrophic wildfires where utility facilities are a substantial cause, including the ability of SCE and SDG&E to raise the funds required to make initial contributions to the insurance fund under AB 1054, SCE's ability to obtain and maintain a valid safety certification, SCE's ability to recover uninsured wildfire-related costs from the wildfire fund established under AB 1054, and the CPUC's interpretation of and actions under AB 1054; • actions, or inaction, of the state of California with respect to achieving a timely and comprehensive solution mitigating the significant risk faced by California investor-owned utilities related to liability for damages arising from catastrophic wildfires where utility facilities are a substantial cause; • decisions and other actions by the CPUC, the FERC, the NRC and other regulatory authorities, including decisions and actions related to determinations of authorized rates of return or return on equity, the GS&RP application, the recoverability of wildfire-related and mudslide-related costs, and delays in regulatory actions; • ability of Edison International or SCE to borrow funds and access the bank and capital markets on reasonable terms; • actions by credit rating agencies to downgrade Edison International or SCE's credit ratings or to place those ratings on negative watch or outlook; • risks associated with the decommissioning of San Onofre, including those related to public opposition, permitting, governmental approvals, on-site storage of spent nuclear fuel, delays, contractual disputes, and cost overruns; • extreme weather-related incidents and other natural disasters (including earthquakes and events caused, or exacerbated, by climate change, such as wildfires), which could cause, among other things, public safety issues, property damage and operational issues; • risks associated with cost allocation resulting in higher rates for utility bundled service customers because of possible customer bypass or departure for other electricity providers such as CCAs and Electric Service Providers; • risks inherent in SCE's transmission and distribution infrastructure investment program, including those related to project site identification, public opposition, environmental mitigation, construction, permitting, power curtailment costs (payments due under power contracts in the event there is insufficient transmission to enable acceptance of power delivery), changes in the CAISO's transmission plans, and governmental approvals; and • risks associated with the operation of transmission and distribution assets and power generating facilities, including public and employee safety issues, the risk of utility assets causing or contributing to wildfires, failure, availability, efficiency, and output of equipment and facilities, and availability and cost of spare parts. Other important factors are discussed under the headings “Forward-Looking Statements”, “Risk Factors” and “Management’s Discussion and Analysis” in Edison International’s Form 10-K and other reports filed with the Securities and Exchange Commission, which are available on our website: www.edisoninvestor.com. These filings also provide additional information on historical and other factual data contained in this presentation. July 25, 2019 1

2019 Wildfire Legislation Update

Summary of Assembly Bill 1054, Assembly Bill 111 and Senate Bill 111	
Safety Oversight and Certification	• Creates Wildfire Safety Division[1] to provide additional wildfire safety oversight • Initial safety certification issued by CPUC Executive Director within 30 days of IOU request requires: 1) an approved wildfire mitigation plan; 2) utility to be in good safety standing; 3) established board safety committee with relevant safety experience; and 4) board-level reporting to the CPUC on safety issues • Subsequent annual safety certifications issued by Wildfire Safety Division[1] also require: 5) approved executive compensation structure that promotes safety, ensures public safety and utility financial stability; 6) compensation limits on executive officer contracts; and 7) implementation of, and reporting to the CPUC on wildfire mitigation plans, safety culture assessments and board safety committee recommendations
Cost Recovery Standard	• Provided a utility is "safety certified" and elects to participate in the wildfire "insurance" fund (described below), establishes a FERC-like prudence standard to guide recovery of costs arising from catastrophic wildfires occurring after bill enactment • Prudence is based on reasonable utility conduct with potential for full or partial recovery, considering factors within and beyond a utility's control • FERC-like standard assumes utility is prudent, unless intervenors create serious doubt, shifting burden to the utility to prove prudence
Wildfire Fund	• Establishes a wildfire fund to help wildfire victims and affected communities recover and rebuild more quickly • Liquidity fund immediately established against which utilities may draw to pay wildfire claims; if utility found to be prudent, customers reimburse fund draw; if utility found imprudent, shareholders reimburse fund draw • Wildfire "insurance" fund is an insurance-like fund that more broadly socializes wildfire costs; utilities participation is voluntary • Both fund options include a $10.5 billion ratepayer contribution through the financing of a 15-year extension of the Department of Water Resources bond charge; wildfire insurance fund also includes $10.5 billion contribution from utility shareholders • Insurance-like fund created only if both SCE and SDG&E elect to participate within 15 days of bill enactment. All three IOUs have elected to participate ➢ SCE's shareholders to initially contribute approximately $2.4 billion by September 10 and approximately $95 million annually on January 1 for 10 years[2]
Mitigation CapEx	• First $1.6 billion of SCE's fire risk mitigation capital expenditures as approved in wildfire mitigation plans shall not earn an equity return, but can be recovered from ratepayers through a securitizable dedicated rate component[2]
Liability Cap	• While fund remains solvent, wildfire cost disallowances capped over each trailing 3-year period to 20% of equity T&D rate base • Must be safety certified and not found to be acting with willful or conscious disregard of the safety of others

1. Wildfire Safety Division created within CPUC until duties transferred to newly formed Office of Energy Infrastructure Safety on or after July 2021
2. Excluded from measurement of regulatory capital structure

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Second Quarter Earnings Summary Q2 Q2 Key SCE EPS Drivers3 2019 2018 Variance Test Year 2018 GRC true-up $ 0.20 Basic Earnings Per Share (EPS)1 Higher revenue 0.34 - CPUC revenue 0.28 SCE $ 1.28 $ 0.91 $ 0.37 - FERC and other operating revenue 0.06 EIX Parent & Other (0.08) (0.06) (0.02) Lower O&M 0.14 Basic EPS $ 1.20 $ 0.85 $ 0.35 Lower depreciation 0.07 Higher net financing costs (0.01) Less: Non-core Items Other income and expenses 0.01 SCE2 $ (0.38) $ — $ (0.38) Total core drivers $ 0.75 Non-core items 2 (0.38) EIX Parent & Other — — — Total $ 0.37 Total Non-core $ (0.38) $ — $ (0.38) Core Earnings Per Share (EPS) Key EIX EPS Drivers EIX parent and other — Higher interest expense $ (0.03) SCE $ 1.66 $ 0.91 $ 0.75 EEG — Lower corporate expenses 0.01 EIX Parent & Other (0.08) (0.06) (0.02) Total core drivers $ (0.02) Core EPS $ 1.58 $ 0.85 $ 0.73 Total $ (0.02) 1. See Earnings Non-GAAP reconciliations and Use of Non-GAAP Financial Measures in Appendix 2. Impact of 2018 GRC final decision related to impairment of utility property, plant and equipment 3. Adjusted to exclude Test Year 2018 GRC true-up Note: Diluted earnings were $1.20 and $0.84 per share for the three months ended June 30, 2019 and 2018, respectively. July 25, 2019 3

Year to Date Earnings Summary

	YTD 2019	YTD 2018	Variance
Basic Earnings Per Share (EPS)[1]			
SCE	$ 2.18	$ 1.79	$ 0.39
EIX Parent & Other	(0.13)	(0.27)	0.14
Basic EPS	**$ 2.05**	**$ 1.52**	**$ 0.53**
Less: Non-core Items			
SCE[2]	$ (0.16)	$ —	$ (0.16)
EIX Parent & Other[3]	—	(0.13)	0.13
Total Non-core	**$ (0.16)**	**$ (0.13)**	**$ (0.03)**
Core Earnings Per Share (EPS)			
SCE	$ 2.34	$ 1.79	$ 0.55
EIX Parent & Other	(0.13)	(0.14)	0.01
Core EPS	**$ 2.21**	**$ 1.65**	**$ 0.56**

Key SCE EPS Drivers[4]		
Test Year 2018 GRC true-up		$ 0.20
Higher revenue		0.43
- CPUC revenue	0.34	
- FERC and other operating revenue	0.09	
Higher O&M		(0.04)
Lower depreciation		0.03
Higher net financing costs		(0.09)
Income taxes		0.02
Total core drivers		$ 0.55
Non-core items[2]		(0.16)
Total		$ 0.39

Key EIX EPS Drivers	
EIX parent and other — Higher interest expense	$ (0.02)
EEG — Lower losses at the competitive business and lower corporate expenses	0.03
Total core drivers	$ 0.01
Non-core items[3]	0.13
Total	$ 0.14

1. See Earnings Non-GAAP reconciliations and Use of Non-GAAP Financial Measures in Appendix
2. Impact of 2018 GRC final decision related to impairment of utility property, plant and equipment, changes in the allocation of deferred tax re-measurement between customers, shareholders and gain from sale of nuclear fuel as a result of Revised San Onofre Settlement Agreement
3. Loss on sale of SoCore Energy
4. Adjusted to exclude Test Year 2018 GRC true-up

Note: Diluted earnings were $2.05 and $1.51 per share for the six months ended June 30, 2019 and 2018, respectively.

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SCE 2018 General Rate Case Decision

On May 16, 2019, the CPUC issued a final decision which is focused on SCE's safety and reliability investments in infrastructure replacement and grid modernization, while mitigating customer rate impacts through lower operating costs

- 2018 base revenue requirement decision of $5.116 billion
  - Additional $335 million increase in 2019 and a $412 million increase in 2020
  - 95% of requested O&M expenses were adopted
  - Results in an approximately 5% reduction to current bundled customer rates and bills
- 2018 CPUC-jurisdictional capital spending authorization of $2.9 billion[1]
  - Authorization is 92% of SCE's request excluding Grid Modernization and project approvals that were deferred to the next case for timing reasons[2]
  - Grid Modernization capital spending authorization was approximately 35% of request

($ billions)

Year	SCE Tax Update Testimony 2/16/18 (Table III-1)	Decision 5/16/19	Difference to Request ($/%)
Base Revenue Requirement			
2018	$5.534	$5.116	($0.418)/(7.5%)
2019	$5.965	$5.451	($0.514)/(8.6%)
2020	$6.468	$5.863	($0.605)/(9.4%)
CPUC Rate Base[3]			
2018	$22.939	$22.336	($0.603)/(2.6%)
2019	$25.181	$24.236	($0.945)/(3.8%)
2020	$27.445	$26.156	($1.289)/(4.7%)

1. Excludes capitalized overheads and customer contributions
2. Project approvals referenced include the Cerritos Channel Project Transmission Line Relocation project and Customer Service Re-Platform (CSRP) program
3. Net of "rate-base offset" for the 2015 GRC decision

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SCE Capital Expenditure Forecast

($ billions)



Distribution
Transmission
Generation
Wildfire mitigation-related spend
Wildfire mitigation-related spend range
$4.4
$4.6
$4.9
$4.7
2018
2019
2020

	2018	2019	2020
Prior Forecast	$4.4	$4.5	$4.7-4.9
Delta	–	*$0.1*	–

Long Term Investment Drivers

Transportation Electrification

- Approved $356 million ($242 million of capital spending) medium- and heavy-duty vehicle transportation electrification program (included in forecast)
- Requested $760 million ($561 million of capital spending) Charge Ready 2 application which focuses on charging infrastructure for light-duty vehicles (excluded from forecast)

Wildfire Mitigation-Related Spend

- Grid Safety and Resiliency Program (GS&RP): $582 million request ($407 million of capital spending) – focused on investment and operational practices that address increasing wildfire risk and bolster fire prevention and suppression activities
- Wildfire Mitigation Plan (WMP) filed February 2019 and SCE expects to file its 2020 WMP by early 2020
- CPUC has authorized tracking of costs related to the GS&RP and WMP through memorandum accounts
- 2019 includes approximately $390 million of wildfire mitigation-related spend, 2020 includes range of $500 to $700 million
- 2020 spend will be largely used towards ~$1.6 billion fire risk spend without an equity return per AB 1054; seeking clarity on 2019 spend

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SCE Rate Base Forecast ($ billions) $33.4 $30.7 $28.5 2018 2019 2020 Prior Forecast $28.5 $30.7 $33.2 Delta $0.0 $0.0 $0.2 Note: : Weighted-average year basis. FERC based on latest forecast. CPUC excludes the “rate-base offset” adjustment related to the 2015 GRC write off of the regulatory asset for 2012-2014 incremental tax repairs. Figures do not include wildfire mitigation-related dollars. July 25, 2019 7

2019 EIX Core Earnings Guidance

2019 Core Earnings Per Share Guidance – Building from SCE Rate Base



$4.62
$0.41
$0.20
($0.33)
($0.18)
$4.71
• Financing and other: $0.32
• Z-factor advice letter approval: $0.04
• Energy efficiency: $0.05
• HoldCo operating expenses: 1 cent per share per month
• HoldCo debt issued: $1 billion in 2019
• EEG: target breakeven run rate by year-end 2019
• Previously disclosed equity program: $1.5 billion
• WF fund initial contribution: $2.4 billion due 9/10 financed 50/50 with SCE debt and EIX equity1
SCE 2019 EPS from Rate Base Forecast
SCE Variances
Test Year 2018 GRC True-Up
EIX Parent & Other
Equity Program / WF Fund Financing
EIX 2019 Core EPS Midpoint Guidance

Key Assumptions

Total Rate Base $30.7 billion

- FERC comprises ~20% of total

CPUC

Return on Equity (ROE)	10.3%
Capital Structure[2]	48% equity

FERC

ROE[3] 10.5% with incentives

- Last approved FERC ROE; settlement discussions regarding current 11.5% request continue and is subject to refund
- Revenues will be adjusted to reflect FERC ROE decision for 2018 and 2019 (retroactive to January 1, 2018)

Capital Structure	Recorded capital structure; 44% 2019 average estimated equity

Other Items

Capital Market Activities	$4.9 billion of EIX/SCE debt and equity issuances in addition to SCE's normal course debt financing of rate base

EIX 2019 Core EPS guidance range of $4.61 - $4.81

Note: See Earnings Per Share Non-GAAP Reconciliations and Use of Non-GAAP Financial Measures in Appendix. All tax-affected information on this slide is based on our current combined statutory tax rate of approximately 28%. Guidance update reflects incremental financing activity only. Totals may not foot due to rounding.

1. For modelling purposes, SCE debt and EIX equity (based on 7/22/19 price of $69.68) issued on contribution due date (9/10/19); actual dilutive impact to vary based on capital mix, pricing, and timing
2. On February 28, 2019, SCE filed an application with the CPUC for a waiver of compliance with this equity ratio requirement, describing that while the wildfire-related charge accrued in the fourth quarter of 2018 caused its equity ratio to fall below 47% on a spot basis as of December 31, 2018, SCE remains in compliance with the 48% equity ratio over the applicable 37-month average basis. While the CPUC reviews the waiver application, SCE is considered in compliance with the capital structure rules
3. SCE's April 11, 2019 filing to revise its ROE is pending review with the FERC and not reflected in guidance assumptions

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Appendix July 25, 2019 9

Earnings Per Share Non-GAAP Reconciliations Reconciliation of EIX Basic Earnings Per Share Guidance to EIX Core Earnings Per Share Guidance EPS Attributable to Edison International 2019 Low Midpoint High SCE $4.88 EIX Parent & Other (0.32) Basic EPS1 $4.46 $4.56 $4.66 Non-Core Items SCE2,3 (0.15) (0.15) (0.15) EIX Parent & Other — — — Total Non-Core1 (0.15) (0.15) (0.15) Core EPS SCE $5.03 EIX Parent & Other (0.32) Core EPS1 $4.61 $4.71 $4.81 1. EPS is calculated on the assumed weighted-average share count for 2019. Please see 2019 EIX Core Earnings Guidance slide for more information. 2. Includes $0.22 per share of non-core items recorded for the three months ended March 31, 2019 and $(0.37) per share related to the impairment of utility property, plant and equipment due to the receipt of the 2018 GRC final decision in May 2019 3. Includes $(0.01) as a result of share count dilution July 25, 2019 10

Earnings Non-GAAP Reconciliations ($ millions) Reconciliation of EIX GAAP Earnings to EIX Core Earnings Q2 Q2 YTD YTD Earnings Attributable to Edison International 2019 2018 2019 2018 SCE $419 $297 $712 $583 EIX Parent & Other (27) (21) (42) (89) Basic Earnings $392 $276 $670 $494 Non-Core Items SCE 1 ($123) — ($51) — EIX Parent & Other 2 — 2 — (42) Total Non-Core ($123) $2 ($51) ($42) Core Earnings SCE $542 $297 $763 $583 EIX Parent & Other (27) (23) (42) (47) Core Earnings $515 $274 $721 $536 1. Includes an impairment charge of $170 million ($123 million after-tax) recorded in 2019 for SCE related to disallowed historical capital expenditures in SCE's 2018 GRC final decision in the second quarter of 2019. The six months ended June 30, 2019, includes income tax benefits of $69 million recorded in 2019 for SCE related to changes in the allocation of deferred tax re-measurement between customers and shareholders as a result of a CPUC resolution issued in February 2019 2. Includes Loss of $63 million ($46 million after-tax) recorded in 2018 for Edison International Parent and Other related to sale of SoCore Energy in April 2018 July 25, 2019 11

Use of Non-GAAP Financial Measures Edison International's earnings are prepared in accordance with generally accepted accounting principles used in the United States. Management uses core earnings internally for financial planning and for analysis of performance. Core earnings are also used when communicating with investors and analysts regarding Edison International's earnings results to facilitate comparisons of the Company's performance from period to period. Core earnings are a non-GAAP financial measure and may not be comparable to those of other companies. Core earnings (or losses) are defined as earnings or losses attributable to Edison International shareholders less income or loss from discontinued operations and income or loss from significant discrete items that management does not consider representative of ongoing earnings, such as: exit activities, including sale of certain assets, and other activities that are no longer continuing; asset impairments and certain tax, regulatory or legal settlements or proceedings. A reconciliation of Non-GAAP information to GAAP information is included either on the slide where the information appears or on another slide referenced in this presentation. EIX Investor Relations Contact Sam Ramraj, Vice President (626) 302-2540 sam.ramraj@edisonintl.com Allison Bahen, Principal Manager (626) 302-5493 allison.bahen@edisonintl.com July 25, 2019 12